                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                             STRALEM FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
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     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                               STRALEM FUND, INC.
                                 405 Park Avenue
                            New York, New York  10022

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD April 9, 1996

To the Stockholders of

  STRALEM FUND, INC.:

     The Annual Meeting of Stockholders of Stralem Fund, Inc., a Delaware corporation, will be held at 405 Park Avenue, Fourteenth Floor, New York, N.Y. on April 9, 1996 at 11:30 A.M., local time, for the following purposes:

     (1)  To elect four Directors of the Fund;

     (2) To ratify or reject the selection by the Board of Directors of Richard A. Eisner & Company as independent accountants for the Fund;

     (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on February 29, 1996 as the record date for determination of the stockholders entitled to notice of, and to vote at, the Meeting.

     By Order of the Board of Directors


          Hirschel B. Abelson
            Secretary

March 18, 1996


     Stockholders who do not expect to attend in person are requested to fill in, date, sign and return the proxy card in the enclosed envelope, which requires no postage if mailed in the United States.

                               STRALEM FUND, INC.
                                 405 Park Avenue
                            New York, New York  10022


                            -------------------------

                                 PROXY STATEMENT

                            -------------------------

     The company proxy is solicited by the Board of Directors of Stralem Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders to be held on April 9, 1996, and is being mailed, together with this Proxy Statement, to the Fund's stockholders on or about March 18, 1996. A stockholder giving a proxy may revoke it at any time prior to its exercise by written notice to the Secretary of the Fund, which notice may take the form of a later dated proxy. A stockholder attending the meeting may vote in person whether or not he has previously filed a proxy, and his vote at the meeting shall revoke all prior proxies.

     It is expected that solicitation of proxies will be primarily by mail. Proxies may also be solicited by regular employees of the Fund and Stralem & Company Incorporated, Investment Advisor to the Fund, at nominal cost. The cost of solicitation will be borne by the Fund.

     All shares represented by the proxy, if properly executed and received in time for the meeting, will be voted in the manner specified therein. If not otherwise specified, the shares will be voted for Items 1 and 2 of the attached Notice of Annual Meeting.

     The Fund has only one class of capital stock and each of the 2,975,106 shares outstanding on the record date, February 29, 1996, will be entitled to one vote. To the knowledge of the Fund, as of February 29, 1996, except as set forth under "Security Ownership of Certain Beneficial Owners" below, no person owned beneficially more than 5% of the outstanding shares of the Fund.

     An affirmative vote of a plurality of one-third of the outstanding voting securities of the Fund is necessary for the election of directors.

                       PROPOSAL 1:  ELECTION OF DIRECTORS

     At the meeting four directors are to be elected, each director to hold office until the next annual meeting and their respective successors are elected and qualify. The persons named in the proxy, who have been designated by the management, intend unless otherwise instructed to vote for the election to the Board of Directors of the persons named below, all of whom were elected at the last annual meeting of the Fund's stockholders. The Board of Directors has an audit committee consisting of Messrs. Hertan, Perlman and Ruff which met [once] in 1995. The Board of Directors has no standing committees performing the functions of a nominating or compensation committee. There were five meetings of the Board of Directors in 1995. Each director attended at least 75% of the meetings. Certain information concerning such nominees follows:

Name, Position Held in        Director Since      Current Principal
the Fund/Age                                      Occupation and Principal
                                                  During Past Five Years
----------------------        --------------      ------------------------

Philippe E. Baumann(1)        April 20, 1972      Mr. Baumann has been a
Director and President/65                         Director and Vice-President of
                                                  Stralem & Company Incorporated
                                                  since 1970.  Since June 1,
                                                  1973, he has been its
                                                  Executive Vice-President

William A. Hertan             February 6, 1974    Mr. Hertan has been the
Director/74                                       Chairman and Chief Executive
                                                  Officer of Executive Manning
                                                  Corporation, Fort Lauderdale,
                                                  Florida, a management
                                                  consulting company, for more
                                                  than five years.

Kenneth D. Pearlman           February 6, 1974    Mr. Pearlman has been an
Director/65                                       attorney in New York, New York
                                                  for more than the past five
                                                  years, and he has been since
                                                  1992 Managing Director of
                                                  Evans Partnership, an
                                                  investment partnership with
                                                  which he has been associated
                                                  for more than five years.

Jean Paul Ruff                April 23, 1980      Mr. Ruff has been President of
Director/61                                       Hawley Fuel Corporation since
                                                  1976 and Chairman since 1980.

---------------
(1) Interested person as defined in the Investment Company Act of 1940, as amended, by reason of his relationship as a director and officer.

     Each of the nominees has consented to being named in this proxy statement and to serve if elected. None of the nominees is expected to become unavailable for election. However, should this occur, the proxy confers discretionary power to vote in favor of a substitute nominee or nominees, and it is the intention of the persons named in the proxy to vote for such other person or persons as the management may recommend.

     The Fund pays each director of the Fund who is not an employee of Stralem & Company Incorporated, a director's fee of $200 for each meeting attended in 1995, subject to a maximum of $1,200 a year, and reimburses them for their out-of-pocket expenses incurred on Fund business. In 1995 the Fund paid an aggregate of $2,800 in director's fees, as follows: Jean Paul Ruff, $1,000; William A. Hertan, $800; and Kenneth D. Pearlman, $1,000. No directors' out-of-pocket expenses were claimed or reimbursed.


                              PROPOSAL 2: AUDITORS


     Pursuant to the Investment Company Act of 1940, a majority of those members of the Board of Directors of the Fund who are not interested persons of the Fund has selected Richard A. Eisner & Company, 575 Madison Avenue, New York, N.Y. 10022, as accountants for the Fund with respect to its 1996 fiscal year and recommended that such selection be ratified. Neither the firm nor any of its members has any direct or indirect financial interest in or any connection with the Fund in any capacity other than as auditors. The Board of Directors of the Fund has an audit committee as described above.

     Representatives of Richard A. Eisner & Company will be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

              AFFILIATION OF OFFICERS AND CERTAIN DIRECTORS OF THE
                        FUND WITH THE INVESTMENT ADVISOR

     There are certain personnel affiliations between the Fund and the Investment Advisor. Philippe E. Baumann, the President and a director of the Fund, is the Executive Vice-President and a director of the Investment Advisor. Hirschel Abelson, the Secretary and Treasurer of the Fund is also the President of Stralem & Company Incorporated. Michael T. Rubin, Vice-President of the Fund, is also an Assistant Vice-President and Assistant Secretary of the Investment Advisor.

     The names and principal occupations of the officers and directors of the Investment Advisor are:

        Name and Title                       Principal Occupation
        --------------                       --------------------

Hirschel B. Abelson, (1,2) President    President of Stralem & Company
                                        Incorporated

Philippe E. Baumann, (1,2) Director     Executive Vice-President of Stralem &
Executive Vice President                and Company Incorporated

M. Joel Unger, (1,2) Director and       Vice President of Stralem & Company
Vice President                          Incorporated

Irene Bergman, (1) Assistant Vice-      Assistant Vice-President of Stralem &
President                               Company Incorporated

Michael T. Rubin, (1) Assistant Vice    Assistant Vice-President and Assistant
President and Assistant Secretary       Secretary of Stralem & Company
                                        Incorporated

---------------
(1) Except for Mr. Unger the address of each of the foregoing is 405 Park Avenue, New York, New York 10022. Mr. Unger's Address is 1650 Yeates Street, Denver, Colorado 80203.

(2) Messrs. Hirschel B. Abelson, Philippe E. Baumann and M. Joel Unger each own 33.3% of the outstanding voting Common Shares of the Investment Advisor and, together, control the Investment Advisor. Messrs. Abelson, Baumann and Unger, together with members of their families, also own 100% of the outstanding non-voting Common Shares of the Investment Advisor.

                               EXECUTIVE OFFICERS

     The following table identifies the current executive officers of the Fund:

Name                  Age  In Current          Current Position with the
                           Position Since      Fund and Past Positions Held
----                  ---  --------------      ----------------------------

Philippe E. Baumann   65   June 20, 1973       President; Vice President from
                                               March 17, 1972 to June 20, 1973

Michael T. Rubin      55   October 31, 1974    Vice President since October 31,
                                               1974

Hirschel B. Abelson   62   December 12, 1989   Treasurer and Secretary

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following persons own more than five (5%) percent of the sole class of the capital stock of the Fund as of February 29, 1996:

Name of Beneficial   Address                   Amount and Nature of   Percent
Owner                Beneficial Ownership(1)   of Class

Stralem Employees'   405 Park Avenue           458,431 shares         15.41%
Profit Sharing       New York, NY 10022
Trust

Gunther & Co. -      4 World Trade Center      388,514 shares(2)      13.06%
Swiss Bank           New York, NY 10008

All officers and                               415,902 shares(3)      13.98%
directors of the
Fund as a group


---------------
(1)  Unless otherwise indicated, all ownership is record and beneficial.
(2)  Record only.
(3) Does not include an aggregate of 115,777 shares beneficially owned by wives or children of certain of such officers and directors, as to which shares said officers and directories disclaim any beneficial interest. See table under "Security Ownership of Management" below for further information.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth the ownership of the sole class of the capital stock of the Fund by all directors and nominees, and by the directors and officers of the Fund as a group, as of February 29, 1996:

                                Amount and Nature of
Name                            Beneficial Ownership*       Percent of Class
----                            ---------------------       ----------------

Philippe E. Baumann             116,590 shares(1)           3.92%

William A. Hertan               1,835 shares                .06%

Kenneth D. Pearlman             307 shares                  .01%

Jean Paul Ruff                  1,245 shares(2)             .04%

All Officers and Directors      415,902 shares(3)           13.98%
of the Fund as a Group

---------------

*    Unless otherwise indicated, all ownership is record and beneficial.

(1) Does not include 85,848 shares in the aggregate owned by two children of Mr. Baumann, and 12,522 shares owned by his wife, but includes 112,889 shares owned beneficially by Mr. Baumann through his interest in Stralem Employees' Profit Sharing Trust and 3,721 shares held directly.

(2) Does not include 24,590 shares owned in the aggregate by two children of Mr. Ruff and 12,295 shares held by Mr. Ruff's wife in custody for his daughter, of which shares be disclaims beneficial ownership.

(3) Does not include 115,777 shares beneficially owned by wives or children of certain of such officers and directors, as to which shares said officers and directors disclaim any beneficial interest.

                              STOCKHOLDER PROPOSALS

     A proposal submitted by a stockholder for action at the Fund's annual meeting in 1997 must be received at the Fund's principal executive office in New York, New York no later than December 31, 1996 in order to be included in the Fund's proxy statement for that meeting.


                                  OTHER ACTION

     The management knows of no business which will be presented for action at the meeting other than Items 1 and 2 of the attached Notice of Annual Meeting.

     If any other matters do properly come before the meeting, it is intended that the proxy shall be voted in accordance with the judgment of the person or persons exercising at the meeting the authority conferred by the proxy.

                                      Proxy

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                               Stralem Fund, Inc.
                                405 Park Avenue
                           New York, New York  10022


The undersigned hereby appoints Philippe E. Baumann and Michael T. Rubin as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Stralem Fund, Inc. held of record by the undersigned on February 29, 1996, at the annual meeting of shareholders to be held on April 9, 1996 or any adjournment thereof.

1.   ELECTION OF DIRECTORS

FOR all nominees listed below                  WITHOLD AUTHORITY

(except as marked to the                       to vote for all nominees
contrary below)                 / /            listed below                / /


(Instruction: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)


                     Philippe E. Baumann, William A. Hertan,
                       Kenneth D. Pearlman, Jean Paul Ruff


2. PROPOSAL TO APPROVE THE APPOINTMENT OF RICHARD A. EISNER & COMPANY as the independent public accoutants of the corporation.

            FOR     / /        AGAINST     / /       ABSTAIN     / /


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


This proxy when properly executed will be voted in the manner directed herein by the undesigned stockholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.


Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership please sign in partnership name by authorized person.


DATED: _______________, 1996


____________________________
Signature
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.


____________________________
Signature if held jointly


                                       9